UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

For the Period Ended: November 5, 2007

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: August 24, 2007)

Filing Date of this Report: November 5, 2007

CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K Current Report for Period Ended November 5, 2007, Page 1 of 4

NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in this report are subjective and written in our favor. These types of statements may be considered "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     These forward-looking statements ARE NOT HISTORICAL FACTS; rather, these statements are based upon our senior executive management's OPINIONS AND ESTIMATES as of the date we make these statements. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. We may be overly optimistic in our statements to you about our beliefs and expectations of any plan or event associated with these forward-looking statements. We use words like "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", "contemplate", "prospective", "attempt", "proposed", and similar expressions or terms, which you can interpret to identify these forward-looking statements.

     We advise you NOT to place too much influence or reliance on our forward-looking statements. These statements are only good on the date we made them. We undertake no obligation to update these forward-looking statements, or any information associated with them, in any future filings, schedules, or reports.

SECTION 2 - FINANCIAL INFORMATION.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION.

     On August 24, 2007, our Board of Directors acted unanimously by written consent; whereby, it authorized our totally held subsidiary, Residential Income Properties, Inc., a New York corporation, to amend its Certificate of Incorporation in New York to change its capital structure.

     From Residential's date of incorporation, August 4, 2005, to the date of the Board's action, it was authorized to issue 200 shares at no par value. It was not authorized to issue preferred stock. However, following the Board's action, Residential is authorized to issue 250,000,000 shares of common stock, $0.0001 par value per share, and 50,000,000 shares of preferred stock, $0.0001 par value per share.

     As the result of the increase in Residential's capitalization, we created a new direct financial obligation, in that we are liable for increased corporate franchise taxes to the State of New York, as long as Residential remains our totally held subsidiary.

     Our Board of Directors and Audit Committee have determined the recapitalization of Residential, created a direct financial obligation for which we became obligated beginning on August 24, 2007.

Form 8-K Current Report for Period Ended November 5, 2007, Page 2 of 4

     While there is no specific agreement, per se, under which we are directly obligated in regard to the increased corporate franchise tax due and payable to the State of New York as the result of the recapitalization, it is likely we will be liable for the decisive responsibility for the payment of franchise and use taxes assessed against New York corporations by the New York State Tax Commission, as the result of our ownership of all of Residential's issued and outstanding stock. The final payment of these taxes, and the payment of other accruals and charges related to the ongoing good standing of a New York corporation, may be considered a contingent liability of ours and, thus, will rest with us.

      We intend to continue to report Residential's accounting on a consolidated basis.

     We are unable to predict the amount of any future payments, other than the required minimum franchise tax and annual corporation statement fees due the State of New York for the continued good standing of Residential. As of the date of this report, Residential is in good standing with the State of New York.

     The New York Consolidated Laws applicable to shareholders of for-profit corporations generally state that the shareholders of any corporation are ultimately liable for any taxes or other state fees that remain unpaid by any such New York corporation.

     It is our intention to discuss our potential liability in this regard with our principal certifying accountant in due course following the date of this report. If our principal certifying accountant informs our Board of Directors of any act or event that will result in a significant variation of our estimates, we will reveal the accountant's determinations in the appropriate quarterly, periodic, current, of annual report for the period during which such determination is made.

SECTION 8 - OTHER EVENTS.
ITEM 8.01. OTHER EVENTS.

     On August 24, 2007, our Board of Directors acted unanimously by written consent; whereby, it authorized our totally held subsidiary, Residential Income Properties, Inc., a New York corporation, to amend its Certificate of Incorporation in New York to change its capital structure.

     From Residential's date of incorporation, August 4, 2005, to the date of the Board's action, it was authorized to issue 200 shares at no par value. It was not authorized to issue preferred stock. However, following the Board's action, Residential is authorized to issue 250,000,000 shares of common stock, $0.0001 par value per share, and 50,000,000 shares of preferred stock, $0.0001 par value per share.

     Because we previously reported that we have been experiencing limitations on our working capital, until the date of this report, we have been heretofore unable to file the Certificate of Amendment with the New York Secretary of State's Office.

Form 8-K Current Report for Period Ended November 5, 2007, Page 3 of 4

     We anticipate filing the Certificate of Amendment as soon as is practicable following the date of this report. We are annexing a facsimile of Residential's Certificate of Amendment as Exhibit 99.1 hereof.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

     We deem the following exhibit "filed," in accordance with that term's definition under Section 18 of the Securities Exchange Act of 1934.

     Unless to the contrary indicated, the following exhibit is made a part of this report by its annexation hereto:

Exhibit No.	Description of Exhibit

99.1	Residential's Certificate of Amendment dated November 5, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 5, 2007
By Order of the Board of Directors:

Form 8-K Current Report for Period Ended November 5, 2007, Page 4 of 4